UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 21, 2016

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 1-15555

Delaware	87-0267438
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6021 S. Syracuse Way, Suite 117, Greenwood Village CO 80111
 (Address of Principal Executive Office)

 (720)  420-4460
(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.

A Special Meeting of Stockholders (the "Special Meeting") of Tengasco, Inc. (the “Company’) was held at 9:30 A.M. Mountain Daylight Time on March 21, 2016 at the Company’s offices at 6021 S. Syracuse Way, Suite 117, Greenwood Village, Colorado.

At the close of business on January 25, 2016, the record date for the determination of stockholders entitled to vote at the Special Meeting, there were 60,842,413 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. The holders of 53,286,038 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, constituting a quorum.

Each of the three proposals submitted for shareholder vote at the Special Meeting were approved as follows:

1.
Proposal to approve an amendment to the Company's Certificate of Incorporation to effect a reverse  split of its issued and outstanding shares of common stock at a ratio of 1:10; provided that the Company's Board of Directors may abandon the reverse split in its discretion at any time prior to filing the amendment to the Certificate of Incorporation.

FOR	AGAINST	ABSTAIN
47,530,146	5,430,930	324,962

2.
Proposal to approve an amendment to the Company's Stock Incentive Plan to expand the types of awards available under the Plan to include grants of vested and unvested shares of the Company's stock, in addition to grants of options and stock appreciation rights as currently provided by the Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
23,130,292	4,134,140	200,054	25,821,552

3.	Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies to vote in favor of the foregoing Proposal No. 1.

FOR	AGAINST	ABSTAIN
46,246,763	6,136,351	902,924

The Proposal No. 1 approving a reverse split of the Company’s stock at a ratio of 1:10 having been approved by a majority of the Company’s issued and outstanding common stock, the Board of Directors by resolution on March 21, 2016 directed management to promptly file an amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State.  The amendment was filed and effective March 23, 2016 and trading of the Company’s stock following the reverse split is to commence with trading at market open on March 24, 2016.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1	Press Release dated March 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: March 24, 2016

Tengasco, Inc.

	By:	/s/ Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer